[Needham Logo]


                             THE NEEDHAM FUNDS, INC.
                             -----------------------
                               NEEDHAM GROWTH FUND

                                 445 Park Avenue
                          New York, New York 10022-2606
                                 1-800-625-7071



                                   PROSPECTUS
                                 April 20, 2000


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     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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                                Table of Contents

                                                                     Page No.
                                                                     --------
RISK/RETURN SUMMARY.........................................................1

BAR CHART AND PERFORMANCE TABLE.............................................2

FEES AND EXPENSES OF THE FUND...............................................3

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES,
         POLICIES AND RISKS.................................................4

RISK FACTORS................................................................9

INVESTMENT ADVISER.........................................................10

MANAGEMENT OF THE FUND.....................................................10

DISTRIBUTION ARRANGEMENTS..................................................11

HOW TO PURCHASE SHARES.....................................................12

AUTOMATIC INVESTMENT PROGRAM...............................................13

NET ASSET VALUE............................................................13

REDEMPTIONS................................................................14

SHAREHOLDER SERVICES.......................................................15

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS....................................16

ADMINISTRATOR, SHAREHOLDER SERVICING AGENT AND
         TRANSFER AGENT....................................................17

CUSTODIAN..................................................................17

ADDITIONAL INFORMATION.....................................................17

FINANCIAL HIGHLIGHTS.......................................................19

                                        i
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                               RISK/RETURN SUMMARY



Investment Goal:                  The Needham Growth Fund seeks long-term capital appreciation through investing primarily in the equity securities of growth companies with superior long-term growth rates.

Principal Investment Strategy:    Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the
                                  Nasdaq System. The Fund invests in stocks from a variety of industries, including the healthcare, technology, media/leisure and business and consumer services industries. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing smaller and mid-sized companies.

Principal Investment Risks:       The Fund invests primarily in equity securities, which fluctuate in value. Political and economic news can influence marketwide trends. Other factors may cause price swings in a single company's stock or the stocks of the companies within a given industry. In addition, the Fund often invests in smaller companies. Smaller companies may have limited product lines, markets or financial resources. Securities of smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities. The Fund is not a
                                  "diversified" fund within the meaning of the Investment Company
                                  Act of 1940. Accordingly, the Fund may invest its assets in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a
                                  diversified fund which is otherwise similar to the Fund. Loss of money is a risk of investing in the Fund.

Who Should Invest in the Fund:    The Fund is not intended to provide a balanced investment program.
                                  The Fund is most suitable for an investor who is willing to accept a higher degree of risk than in some other mutual funds.


Bar Chart and Performance Table

     The bar chart and table shown below indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund's shares from year to year over a four-year period. The Adviser has been managing the Fund since it commenced investment operations on January 1, 1996. The table following the bar chart shows how the Fund's average annual returns for the listed periods compare to those of the S&P 500, a widely used composite index of 500 publicly traded stocks.

     The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

(In the printed version of the document, a line graph appears which depicts the following plot points:


                1996          1997          1998          1999
               ------        ------        ------        ------
               51.56%        15.66%        19.85%        79.72%

Figure 1

     During the four-year period shown in the above chart, the highest quarterly return was 36.85% (for the quarter ended December 31, 1999) and the lowest quarterly return was (14.37)% (for the quarter ended September 30, 1998).

Average annual total returns
for the period ended December 31, 1999


                                1 Year              Since January 1, 1996
                             -----------            ---------------------
Needham Growth Fund             79.72%                    39.36%
S&P 500                         21.04%                    26.33%

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering  price)............................      None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price).........................................      None
Maximum Sale Charge (Load) Imposed on Reinvested Dividends and Other Distributions...............................      None
Redemption Fee (as a percentage of amount redeemed) during first six months after purchase.......................      0.50%(1)
Thereafter.......................................................................................................      None
Exchange Fee.....................................................................................................      None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees..................................................................................................      1.25%(2)
Distribution and/or Service (12b-1) Fees.........................................................................      0.25%
Other Expenses...................................................................................................      1.34%(2)
                                                                                                                       ---------
Total Annual Fund Operating Expenses.............................................................................      2.84%
Fee Waiver and Expense Reimbursement(2)                                                                                (.34)%(2)
                                                                                                                       ---------
Net Expenses                                                                                                           2.50%
                                                                                                                       =========

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(1) The redemption fee is currently being waived by the Fund.  A fee of $10.00 is charged for each redemption by wire.

(2) The Adviser has agreed by contract to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ending December 31, 2000 to not more than 2.50% of average daily net assets.

Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year          3 Years            5 Years            10 Years
------          -------            -------            --------
$253            $779               $1,331             $2,836

         INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND RISKS

     Needham Growth Fund ("NGF" or the "Fund") seeks to create long-term tax efficient capital appreciation for its shareholders by investing in equities of public companies with above average prospective long-term growth rates. These above average growth rates are exhibited by companies at the vortex of rapid and fundamental changes in the world economy resulting from technological or demographic change. In this manner, the Fund seeks to build wealth for long-term investors. The Fund strives for maximum tax efficiency by balancing gains and losses and does not view its historically high turnover to be an impediment to this goal. The central premise of the Fund's investment style is growth, but more specifically, "Growth At a Reasonable Price" or "GARP." This style has become more popular as the markets have risen to unprecedented levels and as investors have come to understand some of the dangers and disadvantages of momentum or aggressive growth investing.

The methodology used for GARP investing is detailed below:

o The Fund relies on fundamental research. Investment decisions at the Fund are based upon the independent analysis of business fundamentals. The first level of analysis concerns industry prospects. Company-specific analysis includes company visits, discussions with management and employees, and discussions with customers and competitors. The Fund focuses, above all, on the quality of the management because it believes that management is the most critical element in determining the success of a business.

o The Fund relies on macro-economic analysis. Investment decisions also are based on detailed analysis of the U.S. and worldwide economies and macro-economic trends; an analysis of the high growth sectors of those economies; an analysis of the sector rotation within the respective equity markets; an analysis of the dominant or growing companies within these sectors; and finally a ranking by sector and valuation of those stocks.

o The Fund is not a technical trader. The Fund does not rely upon "technical" investing (based upon computer-based stock selection, technical analysis and charts), including "momentum" investing. Once the Fund qualitatively identifies businesses and managements in which it would like to invest, it then values those businesses to assess a reasonable price at which to purchase the stock. The Fund seeks to purchase securities at prices which the Fund believes have the potential to earn a return of at least 50% over an eighteen-month period. The Fund believes that 2000 will be a market that rewards fundamental analysis and experience over formula approaches.

o The Fund focuses on long-term values. In the short term, equity markets often incorrectly value stocks. Good companies are often undervalued based on short-term factors such as a disappointing quarter for the company not representative of the strength of the business, undue general or industry-specific pessimism, institutions wishing to exit the stock in size or a lack of knowledge and support for the stock. The Fund believes that these undervalued situations represent buying opportunities. Lower quality companies are often overvalued based on short-term factors such as inordinate optimism about a new industry or technology, aggressive forecasts, investment banks promoting their clients, earnings spikes, momentum investors driving up prices or accounting gimmicks. These overvalued situations represent opportunities for short-selling as, in the long-term, real underlying value does eventually assert itself.


o The Fund invests in rapidly growing companies. The Fund invests in companies that are likely to be the beneficiaries of long-lasting economic trends resulting from fundamental technological change.

     The Fund currently has investments in technology, healthcare, communications, media/leisure, and business and consumer services. Most of these areas benefit from the power of information technology. In the industrial technology area, this includes instrumentation, oilfield services and equipment, and contract manufacturing. In the electronics area this includes semiconductors (capital equipment, devices, design software), telecommunications/Internet (equipment, system software, content) and data storage. In the healthcare field this includes medical devices and healthcare services (information systems, managed care, physician practice management). In the consumer/business services area this includes branded consumer products, specialty retailers, and outsourcing of services such as data management and telemarketing.

The Fund focuses on industries at the vortex of changes.

Our investment themes include:

     (1) The growth of industries centered on the microchip. The major technological driver of the past ten years and the ten years to come is the microchip. Major industries have been built around the capabilities provided by this device. These industries include: the assembly, distribution and service of personal computers, semiconductors, the design of semiconductors and the equipment to manufacture semiconductors, electronic components, data storage, networking of computers, software and the whole new area of the Internet with its many ramifications for networking equipment, content and operating software and commerce. Each of these are now major industries in their own right. Some of these companies have strong proprietary positions and form core long-term holdings for the Fund. However, many technology companies offer a commodity product without a strong proprietary differentiation -- these companies are the repeated victims of global overcapacity and lack pricing power and do not make good long-term investments.

     (2) The application of information technology to healthcare. Demand for healthcare services grows insatiably with the aging population. Yet this is one of the least efficient industries in America when it comes to using data efficiently to improve the quality of service while improving efficiency and reducing costs. Only recently have control of costs and knowledge of outcomes been of any real interest to healthcare providers. The environment has changed dramatically and information systems are now a priority among healthcare providers. The Adviser believes the restructuring of information systems of one of the largest industries in America is in its infancy.

     (3) The application of information technology to oil and gas production. The exploration for oil and gas has changed dramatically in the past fifteen years with technological improvements based on electronics leading to lower exploration costs and greater access to reserves. Companies with advanced technology have established leadership positions in providing equipment and services.

     (4) The growth of business outsourcing services. Strategic outsourcing by business represents a true paradigm shift in how businesses operate. The rapid expansion of communications capability has facilitated the growth of business outsourcing. In the past, companies were constrained by the high cost and primitive capabilities of communications and data technology to do all possible jobs internally, many only tangential to their main business. These services ranged from legal work to managing data processing centers. Increasingly, well run businesses are, by competitive necessity, focusing their own efforts on only a few areas of core competency and contracting all other services to partners who are focused on delivering a top quality service in that particular area. As a result of communications improvements, now further enhanced by the Internet, suppliers are able to maintain continuous, real-time and low cost interface with customers over distances, further reducing the need to maintain in-house capability. Suppliers have become "transparent" to the customer. Two areas of particular interest within outsourcing are the outsourcing of manufacturing of products and the outsourcing of data and telephone services. In manufacturing, there is a rapid transition throughout American industry from strictly internal manufacturing to the purchase of components and subassemblies to entire "box build," where the complete product is contracted to an outside manufacturer, leaving the "manufacturer" only the high value-added design and customer interface functions. The outsourcing of data service is a rapidly growing industry with services ranging from electronic payments to inbound and outbound telephone sales and fulfillment to brokerage firms' clearing operations.

     (5) Restructurings and spin-offs. The Fund also looks for investment opportunities in restructurings and spin-offs, primarily in the information technology industries. Business continues to restructure to increase shareholders' value by focusing on core competencies and operations. The divestiture of underperforming operations was a theme of the 1980s and early 1990s. The Fund is now seeing the spin-off to shareholders and the divestiture of good but unrelated businesses that helps companies focus resources on core areas. These restructurings often represent excellent investment opportunities at both the parent and the subsidiary. The parent company's returns are often enhanced by the divestiture as resources are directed at higher return opportunities, management is better able to focus on the core business, and the market finds the remaining business easier to understand and therefore support. When good businesses are spun-off to shareholders, an investment opportunity may arise as the former subsidiary management is often more focused and provided with strong incentives to succeed, but the company is often not adequately followed or understood in the marketplace.

     In summary, the keys to successful investing by the Fund include an understanding of macro economic trends, an evaluation of the high growth sectors of the economy, and their leaders and laggards, an analysis of the business fundamentals, quality of management, and competitive position. After making an evaluation, the Fund decides what price to pay for the growth prospects bearing in mind the discipline of Growth At a Reasonable Price. The Fund then uses its patience and liquidity to execute on its investment opportunities.

     The Fund may engage in investment strategies for hedging purposes or to seek to increase its investment return. Each of the percentage limitations with respect to investments in securities described below applies immediately after a purchase and any subsequent change in the applicable percentage resulting from market fluctuations does not require unwinding any part of the transaction.

     The Fund has adopted certain investment restrictions which are fundamental and may not be changed without a shareholder vote. Except as specifically noted, the Fund's investment objective and policies described in the following pages are not fundamental policies and may be changed or modified by the Fund's Board of Directors without shareholder approval. The Fund will not, however, change its investment objective without first providing written notice to shareholders at least 30 days in advance. A complete list of the Fund's fundamental investment restrictions and certain other policies not described in the Prospectus may be found in the Statement of Additional Information.

     Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents (mainly securities exchangeable for common stock), options, futures and various corporate debt instruments.

Equity Securities

     The Fund emphasizes investments in common stocks which may include equity securities of smaller companies. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock and other equity securities, including publicly traded partnership interests. In selecting equity investments for the Fund, the Adviser seeks to identify companies in a variety of industries, including but not limited to the technology, healthcare and specialty retail industries, which it believes will achieve superior growth rates, based on its market research and company analysis. When investing in technology the Adviser focuses on product cycles and unit growth. When investing in retailing and healthcare the Adviser focuses heavily on demographic, regulatory and lifestyle trends. The Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw materials costs and sources, competitive operating margins, return on investment, management and other factors.

Borrowing and Leverage

     As a fundamental policy, the Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings. If the Fund makes additional investments while borrowings are outstanding, this may constitute a form of leverage. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investments.

Short Sales

     The Fund may sell securities short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. All short sales must be fully collateralized and the Fund will not sell short securities whose underlying value exceeds 25% of its net assets. The Fund will also limit short sales in any one issuer's securities to 2% of the Fund's net assets and will not sell short more than 2% of any one class of the issuer's securities.

Options, Futures and Forward Contracts

     The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metals prices. The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. The Fund may buy and sell stock index futures contracts or related options in anticipation of general market or market sector movements. The Fund may also invest in indexed securities or related options whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to their investments, including options and futures traded on foreign exchanges and options not traded on exchanges.

     Except as described below, the Fund will not engage in options, futures or forward transactions, other than for hedging purposes, if as a result more than 5% of its total assets would be so invested. The Fund may engage in these kinds of transactions to an unlimited extent for hedging purposes.

     Options, futures and forward contracts can be volatile investments and involve certain risks. The ability of the Fund to use these strategies successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. If the Fund makes a transaction at an inappropriate time or judges market conditions incorrectly, options and futures strategies may significantly lower the Fund's return. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See Statement of Additional Information.

Defensive Investments

     The Fund may invest temporarily up to 100% of its assets in cash or cash equivalents, investment grade debt securities or repurchase agreements for defensive purposes. Consistent with the Fund's investment objective and policies, its Adviser may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund. To the extent the Fund takes defensive positions, it may not achieve its investment objectives.

Non-Diversification and Investment in Market Sectors

     The Fund is "non-diversified" for purposes of the 1940 Act and so has the flexibility to invest its assets in the securities of fewer issuers than if it was "diversified." To the extent the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. The Fund must, however, meet certain diversification requirements under Federal tax law. See Statement of Additional Information--"Investment Restrictions."

     As a fundamental policy, the Fund will not invest more than 25% of its net assets in issuers conducting their principal business in the same industry. However, the Fund at times may invest more than 25% of its total assets in securities of issuers in one or more market sectors. A market sector may be made up of companies in a number of related industries. Business and economic developments affecting that sector likely would have greater effect on the Fund than those same developments would have on a fund invested in a wider spectrum of market or industrial sectors.

Risk Factors

     The Fund invests primarily in equity securities, which fluctuate in value. Therefore, shares of the Fund will also fluctuate in value. Political and economic news can influence marketwide trends. Other factors may be ignored by the market as a whole but may cause price swings in a single company's stock or the stocks of the companies within a given industry. The net asset value of the Fund's shares, to the extent the Fund invests in debt securities, is affected by changes in the general level of interest rates.

     Investments in smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. These companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. These securities may also trade less frequently and at a lower volume than more widely held securities, and may fluctuate in value more sharply than those of other securities. There may be less available information about these issuers or less market interest than is normally the case with respect to larger companies.

     Certain investment techniques described in this Prospectus, such as short sales, options and futures strategies, and leverage, may entail risks and may result in significant capital loss. The Fund may engage in various strategies as described above, to varying degrees, both to seek to increase its return and to hedge its portfolio against movements in the securities markets and exchange rates. Use of these strategies involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. Options and futures contracts, and certain of the other investments described above and in the Statement of Additional Information, may be considered "derivative" investments, and entail certain risks described above and in the Statement of Additional Information.

     It is anticipated that in 2000 the rate of portfolio turnover of the Fund may be approximately 100-200%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized gains than if the turnover rate was lower and may subject investors to higher levels of taxable gains.

     In addition, the Fund may invest in the securities of non-U.S. issuers, which have risks that are different from the risks associated with investments in the securities of U.S. issuers.

                               INVESTMENT ADVISER

     Needham Investment Management L.L.C. (the "Adviser"), 445 Park Avenue, New York, NY 10022, is the investment adviser for the Fund. Needham Investment Management L.L.C. was formed in 1995 and is registered as an investment adviser with the Securities and Exchange Commission. Needham Investment Management L.L.C. is an affiliate of Needham & Company, Inc. Needham & Company, Inc. is the Fund's distributor and is an investment banking firm specializing in emerging growth companies. Needham & Company, Inc. has substantial expertise in investment research, underwriting and private investments.

     The Adviser directs investments of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1996 (the "Advisory Agreement"). The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net value of the Fund. This fee is higher than that paid by most mutual funds. The Adviser or persons employed by or associated with the Adviser are, subject to the authority of the Fund's Board of Directors, responsible for the overall management of the Fund's affairs. The Adviser has agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ending December 31, 2000 to not more than 2.50% of average daily net assets.

Portfolio Manager

     Mr. Peter J.R. Trapp joined Needham in 1994 as a Senior Vice President in institutional sales, has served as a Managing Director of Needham & Co. since 1996 and also serves as Executive Vice President and Portfolio Manager of the Fund. Mr. Trapp has been primarily responsible for the day-to-day management of the Fund's Portfolio since January 1998.


                             MANAGEMENT OF THE FUND

     The Directors of the Fund are responsible for generally overseeing the conduct of the Fund's business. The Directors of the Fund include the following individuals:

George A. Needham--Mr. Needham founded Needham & Company, Inc. in 1985 and is its Chairman and Chief Executive Officer. Mr. Needham received BS and BA degrees from Bucknell University and an MBA from the Stanford University Graduate School of Business. Mr. Needham is also a General Partner of Needham Capital Partners, L.P., Needham Capital Partners, II, L.P. and a General Partner of Needham Emerging Growth Partners, L.P., all private investment partnerships.

John C. Michaelson--Mr. Michaelson is President and Chief Executive Officer of Needham Investment Management L.L.C. Mr. Michaelson joined Needham & Company, Inc. in 1986 and is a Managing Director. Mr. Michaelson is also a General Partner of Needham Capital Partners, L.P., Needham Capital Partners, II, L.P. and Needham Emerging Growth Partners, L.P., all private investment partnerships. Mr. Michaelson received BA and MA degrees with honors from Oxford University and an MBA with distinction from the Harvard School of Business.

Roger W. Johnson--Mr. Johnson was the Administrator of the U.S. General Services Administration from 1993 to March 1996 and was also a member of the President's Management Council and the National Economic Council during that period. Prior to 1993, Mr. Johnson served for nine years as Chairman and Chief Executive Officer of Western Digital Corporation, a Fortune 500 technology firm. He is currently a director of Sypris Solutions, Inc., Women's Consumer Network, Maxtor Corporation, Carole Little and Insulectro.

James Poitras--Mr. Poitras was Founder, President, Chief Executive Officer and Chairman of the Board of Integrated Silicon Systems, a computer software company, from 1985 to 1995. Mr. Poitras was a co-founder of Avanti Inc. in 1995, is a member of the Institute of Electrical and Electronics Engineers' Industry Advisory Commission and has lectured widely on business development and entrepreneurship.

F. Randall Smith--Mr. Smith is a founder and Chief Executive and Investment Officer of Capital Counsel LLC, a registered investment advisory firm. He was a co-founder of Train, Smith Counsel, a registered investment advisory firm from 1975 to 1999, and National Journal, a weekly publication on the U.S. Government, and served as Special Assistant to the Undersecretary of State for Economic Affairs prior to joining Train, Smith Counsel.


                            DISTRIBUTION ARRANGEMENTS

     Needham & Company, Inc., an affiliate of the Adviser, acts as a distributor for the Fund. Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to directly or indirectly finance any activity associated with the distribution of its shares and/or shareholder-related services in accordance with a plan adopted by the Fund's Board of Directors ("12b-1 Plan"). Pursuant to this rule, the Directors of the Fund have approved, and the Fund has entered into, a Distribution and Services Agreement (the "Distribution Agreement") with Needham & Company, Inc. under which the Fund may pay a service fee to Needham & Company, Inc. or others at an annual rate of up to 0.25 of 1% of the aggregate average daily net assets of the Fund which are attributable to Needham & Company, Inc. or the various other service providers. These fees are paid out of the Fund's assets on an on-going basis, and thus over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the Adviser may pay amounts from its own resources for the provision of such services.

     The Distribution Agreement provides that Needham & Company, Inc. will use the services fee received from the Fund, in part, for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate banks and other qualified financial institutions for providing administrative, accounting and shareholder liaison services with respect to the Fund's shareholders. Some payments under the Distribution Agreement are used to compensate broker-dealers based on assets maintained in the Fund by their customers. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. Distribution services fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financial costs. In adopting the Distribution Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Distribution Agreement would benefit the Fund and the shareholders.

     The Fund and/or Needham & Company, Inc. may enter into related servicing agreements appointing various firms, such as broker-dealers or banks, to provide all or any portion of the foregoing services for their customers or clients through the Fund. The Fund and/or Needham &

Company, Inc. may enter into servicing agreements with banks and others, including the Adviser or its affiliates, to provide these kinds of services.

     The administrative and accounting services provided by banks and other qualified financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmation of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. PFPC Trust Company acts as custodian of the Fund's portfolio. Its address is 400 Bellevue Parkway, Wilmington, Delaware, 19809.

                             HOW TO PURCHASE SHARES

     You may purchase shares of the Fund at net asset value without any sales or other charge by sending a completed application form to:

                  Needham Growth Fund
                  c/o PFPC Inc.
                  P.O. Box 8949
                  Wilmington, DE 19899-8949.

     However, you should not send any correspondence by overnight courier to this post office box address. Correspondence sent by overnight courier should be addressed to the Fund at:

                  Needham Growth Fund
                  c/o PFPC Inc.
                  400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19809

     Telephone transactions may not be used for initial purchases. If you want to make subsequent telephone transactions, select this feature on your Application or call 1-800-625-7071 to request an authorization form to set up your account for this feature. PFPC Inc. is the Administrator of the Fund.

     You also may purchase shares of the Fund through authorized broker-dealers or other institutions who may charge for their services. These sales agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions in a timely manner and in accordance with their customer agreements and this Prospectus.

     The minimum initial investment for individuals, corporations, partnerships, IRAs or trusts is $1,500. There is a $100 minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Your application will not be accepted unless it is accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

     After you open an account, you may purchase additional shares by sending a check payable to Needham Growth Fund and following the instructions given above. All shares will be purchased at the net asset value per share next determined after receipt of your application in proper order and acceptance of your application by the Fund. Subsequent investments may also be made by telephone (electronic funds transfer) from a bank checking or money market account. The transfer must specify account name, address and Needham account number. You must set up this feature in advance according to the above instructions.

     The Fund will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

     You should contact the Fund at 1-800-625-7071 to obtain the latest wire instructions for wiring funds to PFPC Inc. for the purchase of Fund shares and to notify PFPC Inc. that a wire transfer is coming.

Automatic Investment Program

     You may also be eligible to participate in the Fund's Automatic Investment Program, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. This feature must be set up by you in advance. You may elect to make subsequent investments by transfers of a minimum of $50 on the fifth or twentieth day of each month into your established Fund account. Contact the Administrator for more information about the Fund's Automatic Investment Program.


                                 NET ASSET VALUE

     The price of the Fund's shares is based on the net asset value of the Fund. The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of the Fund's shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day. Therefore, the price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed.

     Portfolio securities and options positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by or on behalf of the Board of Directors.

                                   REDEMPTIONS

     You may redeem your shares at any time. You are entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular mail to: Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8949, Wilmington, DE 19899-8949. Redemption requests sent by overnight courier should be sent to PFPC Inc. at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809.

     Upon the receipt of a redemption request, you will receive a check based on the net asset value next determined after the redemption request was received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks, but may take longer under some circumstances. Shares redeemed or exchanged within six months of purchase will be charged a redemption fee of 0.50%. The redemption fee currently is being waived by the Fund.

     Your written redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

o your request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

o your request is signed by you exactly as the shares are registered;

o your request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

o if you are requesting that the redemption proceeds be sent other than to the address of record or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor through a medallion program. You can obtain a signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees which are not a part of these programs will not be accepted.

     Your written redemption request will not be effective until all documents are received in "proper order" by PFPC Inc.

Telephone Redemptions

     The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling 1-800-625-7071. In order to use this service, you must have elected to do so in your Application or complete an authorization form supplied by the Fund. Telephone redemptions must be in amounts of $1,000 or more. Instructions must include your account number. Checks issued must be made payable to the owner of record and may only be mailed to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.

     If there are multiple account owners, PFPC Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares, or newly purchased (within the prior 15 days) shares. The Administrator may record all calls.

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor PFPC Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. You may always redeem shares by mail if you are unable to contact the Fund by telephone.


Additional Information on Redemptions

     If you hold Fund shares in non-certificate form, you may elect to have redemption proceeds of $5,000 or more wired to your brokerage account or a commercial bank account designated by you. The current fee for this service is $10.00.

     If you have an IRA or other retirement plan, you must indicate on your redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have Federal tax withheld will be subject to withholding.

     You may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

     If your transactions in the Fund's shares at any time reduce your account value to below $500, the Fund may choose to notify you that, unless your account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all your shares in the account and close it by making payment to you of the proceeds.


Shareholder Services

     The Fund offers certain tax-sheltered retirement plans through which you may purchase shares, including IRAs (and "rollovers" from existing retirement plans) for you and your spouse, SEP-IRAs and Roth IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans. Should you have questions on the purchase of shares by retirement plans, please call 1-800-625-7071 for Shareholder Services. These types of accounts may be established only upon receipt of a written application form.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to make annual distributions to its shareholders of record of substantially all of its realized net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), any realized net gains from foreign currency transactions, net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Fund may make additional distributions, if necessary, to avoid a 4% Federal excise tax on certain undistributed ordinary income and capital gain net income. Certain distributions made to shareholders of record as of a date in October, November or December of a given year which are paid by the Fund in January of the immediately subsequent year will be taxable to shareholders as if received on December 31 of such given year.

     Dividends from the investment company's taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital losses) are also taxable to shareholders. In general, a noncorporate shareholder's net capital gains will be taxed at a maximum rate of 20% for property held more than 12 months. Distributions of net investment income and capital gain net income are taxable whether received in cash or reinvested in additional shares.

     Unless a shareholder elects to do otherwise, all dividends and capital gains distributions from the Fund will be automatically reinvested in additional full and fractional Fund shares. Shareholders who do not wish to have dividends and distributions automatically reinvested in Fund shares, may choose between two options:

(1) automatic reinvestment of capital gains distributions in Fund shares and payment of dividends in cash; or

(2) payment of all dividends and distributions in cash.

     Shareholders may change this election at any time by notifying the Administrator or their account representative if the account is maintained at an eligible broker-dealer or bank. Dividends and distributions will be reinvested at the Fund's per share net asset value on the reinvestment date established for the dividend or distribution.

     The Fund is required to withhold as "backup withholding" 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and certain required certifications or who are otherwise subject to backup withholding. Upon a redemption of Fund shares, a shareholder will ordinarily recognize a taxable gain or loss, subject to certain Federal tax rules. The Fund anticipates that it will be subject to foreign withholding taxes for which it may, in certain years, be able to pass through as a credit or deduction to its shareholders.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and shareholders. In addition to those considerations, there may be other Federal, state, local, or foreign tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of the investment on their own tax situations.

                           ADMINISTRATOR, SHAREHOLDER
                       SERVICING AGENT AND TRANSFER AGENT

     The Fund employs PFPC Inc. as Administrator under an administration contract dated January 2, 1996 (the "Administration Contract") to provide administrative services to the Fund. The services provided by the Administrator under the Administration Contract are subject to the supervision of the officers and Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records and preparation of reports. Subject to certain waivers for these services, the Fund pays a monthly fee at the annual rate of 0.10% on the first $200 million of average daily net assets of the Fund, subject to annual minimums.

     PFPC Inc. also provides various shareholder services made available to each shareholder, including performance of transfer agency and registrar functions and dividend paying agent. PFPC Inc., as Administrator, acts as the Fund's shareholder servicing agent. The principal address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.


                                    CUSTODIAN

     PFPC Trust Company acts as custodian for the Fund. Rules adopted under the 1940 Act permit the Fund to maintain its non- U.S. securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to these rules, the Fund's non-U.S. securities and cash are held by its sub-custodians who have been approved by or under the delegated authority of the Board of Directors of the Fund in accordance with the rules of the Commission. Selection of the sub-custodians and any decision to invest in non-U.S. markets has been made following a consideration of a number of factors, including, but not limited to, the practices, procedures, internal controls and financial stability of the institution, the ability of the institution to perform capable custodial services for the Fund and provide reasonable care for Fund assets, the reputation and standing of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located, and risks of potential nationalization or expropriation of Fund assets. In addition, the 1940 Act requires that non-U.S. sub-custodians, among other requirements, have no lien on the assets of the Fund and maintain adequate accessible records.


                             ADDITIONAL INFORMATION

Auditors

     Arthur Andersen LLP, 1345 Avenue of the Americas, 5th Floor, New York, New York 10105, serves as the Fund's independent auditors.

     Ernst & Young L.L.P., 787 Seventh Avenue, 18th Floor, New York, New York 10019, acted as the Fund's independent auditors for the fiscal years ended December 31, 1996 and December 31, 1997.

Counsel

     Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 31st Floor, New York, New York 10103 serves as the Fund's counsel.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past four years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 1998 and 1999 has been audited by Arthur Andersen L.L.P., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. The information for the fiscal years ended December 31, 1996 and 1997 was audited by Ernst & Young, LLP, the Fund's prior independent accountants.

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                      1999               1998              1997              1996*
                                                     -------           -------            -------           -------
Net Asset Value, Beginning of Year.............      $ 17.27           $ 14.42            $ 14.49           $ 10.00
                                                     -------           -------            -------           -------
Income From Investment Operations:
Net Investment (Loss) Income...................        (0.03)            (0.30)              0.06             (0.11)
Net Gain on Securities
         (Realized and Unrealized).............        12.55              3.16               2.26              5.27
                                                     -------           -------            -------           -------
Total From Investment Operations...............        12.52              2.86               2.32              5.16
Less Distributions:
Net Investment Income..........................           --             (0.01)             (0.05)               --
Net Realized Gains.............................        (3.32)               --              (2.31)            (0.67)
In Excess of Net Realized Gains................           --                --              (0.03)               --
                                                     -------           -------            -------           -------
Total Distributions............................        (3.32)            (0.01)             (2.39)            (0.67)
                                                     -------           -------            -------           -------
Net Asset Value, End of Year...................      $ 26.47           $ 17.27            $ 14.42            $14.49
                                                     -------           -------            -------           -------
Total Return...................................        79.72%            19.85%             15.66%            51.56%
Net Assets, End of Year (thousands)............      $42,144           $17,946            $21,769           $14,379
Ratios/Supplemental Data:
Ratio of Expenses to Average
  Net Assets...................................         2.50%**           2.50%**            2.50%**           2.50%**
Ratio of Net Investment (Loss) Income
  to Average Net Assets........................        (1.63)%**         (1.72)%**           0.37%**          (1.27)%**
Portfolio Turnover Rate........................       145.45%           585.63%            724.08%           568.93%


*Fund commenced operations on January 1, 1996.

**Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1999, 1998, 1997 and 1996, would have been 2.84%, 3.44%, 3.29% and 4.60%, respectively, and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1999, 1998, 1997 and 1996, would have been (1.97)%, (2.66)%,
(0.42)% and (3.37)%, respectively.

                                       19